SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 1, 2008 (April 1, 2008)

NEVSTAR CORPORATION

(Exact name of registrant as specified in Charter)

Nevada	000-21071	88-0309578
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

123 Chuangye Road, Haizhou District, Fuxin City, Liaoning Province, P.R.C. 123000

(Address of Principal Executive Offices)

86-418-3995066

(Issuer Telephone number)

12890 Hilltop Road, Argyle, TX 76226

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 1, 2008, Nevstar Corporation issued a press release announcing the closing of a stock exchange transaction on March 31, 2008 with the shareholders of Dollar Come Investment Limited, a British Virgin Islands corporation. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 -- Press Release issued by Nevstar Corporation, dated April 1, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEVSTAR CORPORATION

	By:	/s/Lihui Song
Lihui Song
Chief Executive Officer

Dated: April 1, 2008

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Press Release issued by Nevstar dated April 1, 2008.